Exhibit 99.1

 MATLIN & PARTNERS ACQUISITION CORPORATION

INDEX TO BALANCE SHEET

Page

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of March 15, 2017	F-3
Notes to the Balance Sheet	F-4

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Matlin & Partners Acquisition Corporation

We have audited the accompanying balance sheet of Matlin & Partners Acquisition Corporation (the “Company”) as of March 15, 2017. This balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Matlin & Partners Acquisition Corporation as of March 15, 2017, in conformity with accounting principles generally accepted in the United States of America.

/s/ WithumSmith+Brown, PC

Morristown, New Jersey

March 21, 2017

F-2

 MATLIN & PARTNERS ACQUISITION CORPORATION

BALANCE SHEET

As of March 15, 2017

ASSETS
Current Assets
Cash	$1,114,139
Prepaid and other current assets	119,600
Total Current Assets	1,233,739

Cash held in Trust Account	325,000,000

Total Assets	$326,233,739

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liability – accrued offering expenses	$40,000
Deferred underwriting fees	10,250,000
Total Liabilities	10,290,000

Commitments and Contingencies
Class A Common stock subject to possible redemption, $0.0001 par value; 31,094,373 shares at redemption value of $10 per share	310,943,730

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 authorized, none issued and outstanding	—
Class A common stock, $0.0001 par value; 90,000,000 shares authorized; 1,405,627 shares issued and outstanding (excluding 31,094,373 shares subject to possible redemption)	141
Class F common stock, $0.0001 par value; 10,000,000 shares authorized; 8,125,000 shares issued and outstanding	813
Additional paid-in capital	5,005,847
Accumulated deficit	(6,792)
Total Stockholders’ Equity	5,000,009
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$326,233,739

The accompanying notes are an integral part of the balance sheet.

F-3

MATLIN & PARTNERS ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Matlin & Partners Acquisition Corporation (the “Company”), is an organized blank check company incorporated in Delaware on March 10, 2016. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses or assets that the Company has not yet identified (a “Business Combination”). The Company has neither engaged in any operations nor generated significant revenue to date.

At March 15, 2017, the Company had not yet commenced operations. All activity through March 15, 2017 relates to the Company’s formation and its Initial Public Offering, which is described below.

The registration statement for the Company’s initial public offering (“Initial Public Offering”) was declared effective by the United States Securities and Exchange Commission (the “SEC”) on March 9, 2017. On March 15, 2017, the Company consummated the Initial Public Offering of 32,500,000 units (“Units” and, with respect to the Class A common stock included in the Units being offered, the “Public Shares”), which includes a partial exercise by the underwriter of its over-allotment option in the amount of 2,500,000 Units at $10.00 per Unit, generating gross proceeds of $325,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering and the sale of the Units, the Company consummated a private placement of an aggregate of 15,500,000 warrants (“Private Placement Warrants”) at a price of $0.50 per Private Placement Warrant, to the Company’s sponsor, MP Acquisition Sponsor LLC (the “Sponsor”), and Cantor Fitzgerald & Co., the underwriter for the Initial Public Offering (“Cantor”), generating gross proceeds of $7,750,000, which is described in Note 4.

Transaction costs amounted to $16,824,469, consisting of $6,000,000 of underwriting fees, $10,250,000 of deferred underwriting fees payable (which are held in the Trust Account (defined below)) and $574,469 of Initial Public Offering costs. In addition, $1,114,139 of cash was held outside of the Trust Account and is available for working capital purposes. As described in Note 6, the $10,250,000 deferred underwriting fee payable is contingent upon the consummation of a Business Combination by March 15, 2019.

Following the closing of the Initial Public Offering on March 15, 2017, an amount of $325,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement Warrants was placed in a trust account (“Trust Account”) and will be invested only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds investing solely in U.S. treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination, (ii) the redemption of any Public Shares in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if it does not complete a Business Combination within 24 months from the consummation of the Initial Public Offering (the “Combination Period”); or (iii) the distribution of the Trust Account, as described below, if the Company is unable to complete a Business Combination within the Combination Period or upon any earlier liquidation of the Company.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering and Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. Nasdaq Capital Market (“NASDAQ”) rules provide that the Company’s initial Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of the signing of a definitive agreement in connection with a Business Combination. However, the Company will only complete a Business Combination if the post-Business Combination company owns or acquires a majority of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

F-4

MATLIN & PARTNERS ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (continued)

The Company will provide its stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account ($10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to public stockholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter (as discussed in Note 6). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants. In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and a majority of the outstanding shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation, conduct the redemptions pursuant to the tender offer rules of the SEC, and file tender offer documents with the SEC prior to completing a Business Combination. If, however, a stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or other legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Company’s directors, officers and the Sponsor have agreed to vote their Founder Shares (as defined in Note 5) and any Public Shares they may acquire during or after this offering in favor of approving a Business Combination.

The Company will have until the expiration of the Combination Period to consummate its Business Combination. If the Company is unable to consummate a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purposes of winding up of its affairs; (ii) distribute the aggregate amount then on deposit in the Trust Account, including any portion of the interest earned thereon which was not previously used to pay dissolution expenses or taxes, pro rata to the public stockholders by way of redemption of the Public Shares (which redemption would completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any); and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation.

The Company will also provide its stockholders with the opportunity to redeem all or a portion of their Public Shares in connection with any stockholder vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of Public Shares if it does not complete a Business Combination within the Combination Period. The stockholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account ($10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights with respect to the Company’s warrants in connection with such a stockholder vote to approve such an amendment to the Company’s Amended and Restated Certificate of Incorporation. Notwithstanding the foregoing, the Company may not redeem shares in an amount that would cause its net tangible assets to be less than $5,000,001.

F-5

MATLIN & PARTNERS ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (continued)

The Company’s directors, officers and the Sponsor have agreed (i) to waive their redemption rights with respect to its Founder Shares and Public Shares in connection with the completion of a Business Combination, and (ii) to waive their rights to liquidating distributions from the trust account with respect to their Founders Shares if we fail to complete a Business Combination within the Combination Period (although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete a Business Combination within the Combination Period). Cantor has also agreed to waive their rights to deferred underwriting commissions held in the Trust Account in the event the Company does not consummate a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Initial Public Offering. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements.

Notwithstanding the foregoing redemption rights, if the Company seeks stockholder approval of its Business Combination and it does not conduct redemptions in connection with its Business Combination pursuant to the tender offer rules, the Company’s Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended, or the Exchange Act), will be restricted from redeeming its shares with respect to an aggregate of 20.0% or more of the shares sold in the Initial Public Offering. However, there is no restriction on the Company’s stockholders’ ability to vote all of their shares for or against a Business Combination.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying balance sheet is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

F-6

MATLIN & PARTNERS ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Emerging growth company (continued)

Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of estimates

The preparation of the balance sheet in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the balance sheet, which management considered in formulating its estimate, could change in the near term due to one or more future events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 15, 2017.

Cash held in Trust Account

At March 15, 2017, the assets held in the Trust Account were held in cash.

Common stock subject to possible redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at March 15 2017, 31,094,373 of the 32,500,000 shares of Class A common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

F-7

MATLIN & PARTNERS ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Offering costs

Offering costs consist principally of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering. Offering costs amounting to $16,824,469 were charged to stockholders’ equity upon the completion of the Initial Public Offering.

Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740 “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of March 15, 2017. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by federal, state and city taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal, state and city tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. At March 15, 2017, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

F-8

MATLIN & PARTNERS ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Subsequent events

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

3. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 32,500,000 Units, including a partial exercise of the underwriter’s over-allotment option of 2,500,000 Units. Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value per share, and one warrant (“Public Warrant”). Each Public Warrant entitles the holder to purchase one half of one share of Class A common stock at an exercise price of $5.75 per half share ($11.50 per whole share) (see Note 7). The Units were sold at an offering price of $10 per Unit, generating gross proceeds of $325,000,000. As a result of the underwriter’s partial exercise of the over-allotment option, the Sponsor forfeited 500,000 shares of Class F common stock (see Note 5).

4. PRIVATE PLACEMENT

Simultaneously with the Initial Public Offering and the sale of the Units, the Sponsor and Cantor purchased an aggregate of 15,500,000 Private Placement Warrants (14,500,000 Private Placement Warrants by the Sponsor and 1,000,000 Private Placement Warrants by Cantor) at a price of $0.50 per Private Placement Warrant, generating total proceeds of $7,750,000 (see Note 7). The Private Placement Warrants will not be transferrable, assignable or salable until 30 days after the completion of the Business Combination and the Private Placement Warrants will be non-redeemable so long as they are hold by the Sponsor, Cantor or their permitted transferees. The Private Placement Warrants may be exercised for cash or on a cashless basis. If the Private Placement Warrants are held by someone other than the Sponsor, Cantor or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Public Warrants. In addition, for as long as the Private Placement Warrants are held by Cantor or its designees or affiliates, they may not be exercised after March 9, 2022. Otherwise, the Private Placement Warrants have terms and provisions that are identical to the Public Warrants including as to exercise price, exercisability and exercise period.

If the Company does not complete the Business Combination, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants issued to the Sponsor and Cantor will expire worthless.

5. RELATED PARTY TRANSACTIONS

Founder Shares

On March 31, 2016, the Sponsor purchased 7,187,500 share (the “Founder Shares”) of the Company’s Class F common stock, $0.0001 par value (the Class F common stock”), for $25,000 or $0.004 per share. In May 2016, the Company effectuated a 1.2-for-1 stock split in the form of a dividend, resulting in an aggregate of 8,625,000 Founder Shares outstanding, included an aggregate of up to 1,125,000 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering. As a result of the underwriter’s election to exercise their over-allotment option to purchase 2,500,000 Units on March 15, 2017 and waiver of the remainder of their over-allotment option, 625,000 Founder Shares were no longer subject to forfeiture and 500,000 Founder Shares were forfeited.

F-9

MATLIN & PARTNERS ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

5. RELATED PARTY TRANSACTIONS (continued)

Founder Shares (continued)

The shares of Class F common stock will automatically convert into shares of Class A common stock at the time of the Business Combination. Holders of the Class F common stock and holders of the Class A common stock will vote together as a single class on all matters submitted to a vote of the Company’s stockholders, except as required by law.

The Sponsor has agreed not to transfer, assign or sell any of its Founder Shares until the earlier of (i) one year after the completion of the Initial Business Combination; and (ii) the date on which the Company consummates a liquidation, merger, capital stock exchange, reorganization, or other similar transaction after the Business Combination that results in all the Company’s public stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock Up Period”). Notwithstanding the foregoing, if the last sale price of the Company’s Public Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, the Founder Shares will be released from the Lock-Up Period.

Promissory Note

Prior to the closing of the Initial Public Offering, the Company’s Sponsor had $275,000 in loan and advance to the Company. The loan and advance were non-interest bearing, unsecured and due on the earlier of June 30, 2017 or the closing of the Initial Public Offering. The loan and advance of $275,000 were fully repaid upon the consummation of the Initial Public Offering on March 15, 2017.

6. COMMITMENTS & CONTINGENCIES

Registration Rights

The Sponsor and holders of the Private Placement Warrants will be entitled to registration rights pursuant to a registration rights agreement. The Sponsor and holders of the Private Placement Warrants will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have ‘‘piggy-back’’ registration rights to include their securities in other registration statements filed by the Company. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable Lock Up Period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted its underwriter, Cantor, a 45-day option to purchase up to 4,500,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price, less the underwriting discounts and commissions. On March 15, 2017, Cantor elected to exercise its over-allotment option to purchase 2,500,000 Units at a purchase price of $10.00 per Unit and waived the remaining portion of the over-allotment option to purchase up to 2,000,000 Units.

F-10

MATLIN & PARTNERS ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

6. COMMITMENTS & CONTINGENCIES (continued)

 Underwriting Agreement (continued)

Cantor was paid a cash underwriting discount of two percent (2.0%) of the gross proceeds of the Initial Public Offering, or $6,000,000. In addition, Cantor is entitled to an aggregate deferred fee of $10,250,000 consisting of (i) three percent (3.0%) of the gross proceeds of the Initial Public Offering, excluding any amounts raised pursuant to the overallotment option, and (ii) five percent (5.0%) of the gross proceeds of the Units sold in the Initial Public Offering pursuant to the overallotment option. The deferred fee will become payable to Cantor from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

7. STOCKHOLDERS’ EQUITY

Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. At March 15, 2017, there were no shares of preferred stock issued or outstanding.

Common Stock — The Company is authorized to issue 90,000,000 shares of Class A common stock with a par value of $0.0001 per share and 10,000,000 shares of Class F common stock with a par value of $0.0001 per share. Holders of the Company’s common stock are entitled to one vote for each common share. At March 15, 2017, there were 1,405,627 shares of Class A common stock issued and outstanding (excluding 31,094,373 shares of Class A common stock subject to possible redemption) and 8,125,000 shares of Class F common stock issued and outstanding. The shares of Class F common stock will automatically convert into shares of Class A common stock at the time of the Business Combination.

Warrants —Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the issuance of the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available. The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of a Business Combination, the Company will use its best efforts to file with the SEC and within 60 business days after the closing of a Business Combination, have an effective registration statement covering the issuance of the shares of Class A common stock issuable upon exercise of the warrants and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed. Notwithstanding the foregoing, if the Company’s Class A common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under the Securities Act, the Company, at its option, may require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement. The warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Company may redeem the outstanding warrants (except with respect to the Private Placement Warrants): (i) in whole and not in part; (ii) at a price of $0.01 per warrant; (iii) upon a minimum of 30 days’ prior written notice of redemption, which we refer to as the 30-day redemption period; and (iv) if, and only if, the last reported sale price of our Class A common stock equals or exceeds $24.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company send the notice of redemption to the warrants holders.

F-11

MATLIN & PARTNERS ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

7. STOCKHOLDERS’ EQUITY (continued)

If the Company calls the warrants for redemption, management will have the option to require all holders that wish to exercise the warrants to do so on a “cashless basis”. The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

F-12